EXHIBIT 99.1

LIMELIGHT NETWORKS™ REPORTS SECOND QUARTER 2009 RESULTS

•	Revenue of $32.3 million, a 7% increase from the second quarter of 2008

•	Generation of $7.5 million in cash from operations and expansion of earnings margins

•	Acquisition of mobility and monetization innovator Kiptronic Inc.

TEMPE, AZ. – 6 AUGUST 2009 – Limelight Networks, Inc. (Nasdaq: LLNW) today reported second quarter 2009 financial results.

“The proliferation of Internet-connected devices and ongoing shift in consumer behavior are driving continued growth in Internet traffic and creating an environment of complexity where innovative technology companies will have great opportunities to build value-added solutions. We are pleased with the early reception of mobile and monetization services we acquired from Kiptronic as well as of value-added services that we are developing internally and piloting with customers,” commented Jeff Lunsford, chairman and chief executive officer, Limelight Networks, Inc.

Financial Highlights

For the second quarter of 2009, the company reported revenue of $32.3 million, up 7% percent from $30.3 million in the same period last year, and EBITDA, adjusted for share-based compensation and litigation costs, of $6.0 million.

“Through disciplined operations we were able to expand our pro forma earnings margins and generate over $7 million in cash from operations, before capital investments, even though the challenging business environment led to revenue at the low end of our expectations,” said Doug Lindroth, chief financial officer. Non-GAAP net loss, before stock based compensation and litigation costs, was $0.7 million or 1 cent per basic share. GAAP net loss was $5.3 million, or 6 cents per basic share.

Capital investments were $4.1 million. The Company ended the quarter with no bank debt and approximately $164 million in cash and short-term marketable securities. A reconciliation of GAAP to non-GAAP net income is included in the attached tables.

Third-Quarter Outlook

Limelight Networks anticipates third quarter revenue to be in the range of $32 million to $33 million.

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	June 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$145,162	$138,180
Marketable securities	19,141	36,463
Accounts receivable, net of reserves of $8,987 and $7,565 at June 30, 2009 and December 31, 2008, respectively	26,391	33,482
Income taxes receivable	24	7
Prepaid expenses and other current assets	7,731	7,834

Total current assets	198,449	215,966
Property and equipment, net	35,169	40,185
Marketable securities, less current portion	24	13
Goodwill	1,080	—
Other assets	4,899	628

Total assets	$239,621	$256,792

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$6,453	$8,920
Deferred revenue, current portion	10,734	9,865
Provision for litigation	—	65,645
Other current liabilities	8,555	14,928

Total current liabilities	25,742	99,358
Deferred revenue, less current portion	4,640	7,303

Total liabilities	30,382	106,661
Commitments and contingencies	—	—
Stockholders’ equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized; 84,445 and 83,405 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	84	83
Additional paid-in capital	300,036	290,593
Accumulated other comprehensive income	88	260
Accumulated deficit	(90,969)	(140,805)

Total stockholders’ equity	209,239	150,131

Total liabilities and stockholders’ equity	$239,621	$256,792

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Revenue	$32,333	$33,175	$30,314	$30,202	$65,508	$60,516
Costs and operating expenses
Cost of revenue * †	21,078	21,471	19,751	20,672	42,549	40,423
General and administrative * †	6,937	12,444	9,463	13,329	19,381	22,791
Sales and marketing *	7,716	8,139	8,965	8,142	15,855	17,107
Research & development *	1,944	1,910	1,694	1,590	3,854	3,284
Provision for litigation	—	(65,645)	6,743	7,134	(65,645)	13,878

Total costs and operating expenses	37,675	(21,681)	46,616	50,867	15,994	97,483
Operating income (loss)	(5,342)	54,856	(16,302)	(20,665)	49,514	(36,967)
Interest expense	(11)	(11)	(11)	(21)	(22)	(33)
Interest income	337	383	1,334	1,891	720	3,226
Other income (expense)	(111)	227	(377)	170	116	(207)

Income (loss) before taxes	(5,127)	55,455	(15,356)	(18,625)	50,328	(33,981)
Income tax expense (benefit)	171	320	(25)	(183)	492	(208)

Net income (loss)	$(5,298)	$55,135	$(15,331)	$(18,442)	$49,836	$(33,773)

Net income (loss) per share:
Basic	$(0.06)	$0.66	$(0.18)	$(0.22)	$0.60	$(0.41)
Diluted	$(0.06)	$0.64	$(0.18)	$(0.22)	$0.57	$(0.41)
Shares used in per share calculations:
Basic	84,033	83,515	82,889	82,623	83,774	82,756
Diluted	84,033	85,968	82,889	82,623	87,249	82,756

*	Includes share-based compensation (see supplemental table for figures)

†	Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.

SUPPLEMENTAL FINANCIAL DATA

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$582	$551	$558	$507	$1,134	$1,064
General and administrative	1,820	2,131	1,698	1,665	3,950	3,363
Sales and marketing	1,253	1,189	1,431	1,306	2,442	2,738
Research and development	626	616	598	482	1,242	1,080

Total share-based compensation	$4,281	$4,487	$4,285	$3,960	$8,768	$8,245

Depreciation and amortization:
Network-related depreciation	$6,133	$6,548	$6,192	$6,013	$12,681	$12,205
Other depreciation	532	540	311	247	1,072	557

Total depreciation and amortization	$6,665	$7,088	$6,503	$6,260	$13,753	$12,762

Capital expenditures:
Capital expenditures (cash and accrual)	$4,113	$4,572	$5,013	$3,095	$8,685	$8,108

Net (decrease) increase in cash, cash equivalents and marketable securities	$2,331	$(12,660)	$(10,194)	$(2,475)	$(10,329)	$(12,669)

End of period statistics:
Approximate number of active customers (excluding Kiptronic customers)	1,370	1,365	1,291	1,232	1,370	1,291
Number of employees	301	296	250	244	301	250

LIMELIGHT NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
Cash flows from operating activities:
Net income (loss)	$(5,298)	$55,135	$(15,331)	$(18,442)	$49,836	$(33,773)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	6,665	7,088	6,503	6,260	13,753	12,762
Share-based compensation	4,281	4,487	4,285	3,960	8,768	8,245
Deferred income tax (benefit) expense		—	23	(234)	—	(211)
Excess tax benefit related to stock option exercises		—	—	—	—	—
Provision for litigation		(65,645)	6,743	7,134	(65,645)	13,878
(Income) loss on foreign currency exchange	205	(31)	12	—	174	12
Accounts receivable charges	622	3,288	1,925	1,562	3,910	3,487
Accretion of debt discount		—	—	—	—	—
Accretion of marketable securities	(157)	—	21	(453)	(157)	(432)
Loss on marketable securities		—	16	55	—	71
Changes in operating assets and liabilities:
Accounts receivable	7,281	(3,840)	(1,880)	(2,271)	3,441	(4,151)
Prepaid expenses and other current assets	721	(593)	(4,452)	87	128	(4,365)
Income taxes receivable	140	(157)	(129)	594	(17)	465
Other assets	149	(4,311)	67	564	(4,162)	631
Accounts payable	(4,219)	(1,223)	(73)	(4,634)	(5,442)	(4,707)
Accounts payable, related parties	—	—	(150)	(80)	—	(230)
Deferred revenue	(972)	(822)	(774)	301	(1,794)	(473)
Other current liabilities	(1,918)	(5,144)	(3,859)	5,035	(7,061)	1,176
Other long term liabilities	—	—	64	1	—	65

Net cash provided by (used in) operating activities	7,500	(11,768)	(6,989)	(561)	(4,268)	(7,550)

Cash flows from investing activities:
Purchases of property and equipment	(5,308)	(754)	(4,231)	(2,435)	(6,062)	(6,666)
Purchase of marketable securities	(12,830)	—	(30,400)	(34,725)	(12,830)	(65,125)
Sale of marketable securities	9,100	21,300	34,825	44,200	30,400	79,025
Cash acquired in business acquisition	22	—	—	—	22

Net cash provided by (used in) investing activities	(9,016)	20,546	194	7,040	11,530	7,234

Cash flows from financing activities:
Escrow funds returned from share repurchase	—	—	1,070	—	—	1,070
Proceeds from exercise of stock options and warrants	92	76	53	107	168	160

Net cash provided by (used in) financing activities	92	76	1,123	107	168	1,230

Effect of exchange rate changes on cash and cash equivalents	(205)	(243)	259	(156)	(448)	103

Net increase (decrease) in cash and cash equivalents	(1,629)	8,611	(5,413)	6,430	6,982	1,017
Cash and cash equivalents, beginning of period	146,791	138,180	120,254	113,824	138,180	113,824

Cash and cash equivalents, end of period	$145,162	$146,791	$114,841	$120,254	$145,162	$114,841

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income and EBITDA adjusted for share-based compensation and litigation and damage costs as a supplemental measure of operating performance. We consider Non-GAAP net income to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses and provision for litigation. We define EBITDA as GAAP net income before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization. We define EBITDA adjusted for share-based compensation and litigation and damage costs as EBITDA plus expenses that we do not consider reflective of our ongoing operations. We use EBITDA adjusted for share-based compensation and litigation and damage costs as a supplemental measure to review and assess operating performance. We also believe use of EBITDA adjusted for share-based compensation and litigation and damage costs facilitates investors’ use of operating performance comparisons from period to period.

The terms Non-GAAP net income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non-GAAP net income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:

•	EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the cash requirements necessary for litigation costs;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs do not reflect any cash requirements for such replacements;

•

while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

•	other companies may calculate EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP Net Income and EBITDA adjusted for share-based compensation and litigation and damage costs only as supplemental support for management’s analysis of business performance. Non-GAAP Net Income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
GAAP net income (loss)	$(5,298)	$55,135	$(15,331)	$(18,442)	$49,836	$(33,773)
Provision for litigation	—	(65,645)	6,743	7,134	(65,645)	13,878
Share-based compensation	4,281	4,487	4,285	3,960	8,768	8,245
Litigation defense expenses	367	3,945	2,667	5,366	4,312	8,033

Non-GAAP net loss	$(650)	$(2,078)	$(1,636)	$(1,982)	$(2,729)	$(3,617)

LIMELIGHT NETWORKS, INC.

Reconciliation of GAAP Net Income (Loss) to EBITDA to EBITDA

Adjusted for Share-Based Compensation and Litigation and Damage Costs

(In thousands)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008	March 31, 2008	June 30, 2009	June 30, 2008
GAAP net income (loss)	$(5,298)	$55,135	$(15,331)	$(18,442)	$49,836	$(33,773)
Add: depreciation and amortization	6,665	7,088	6,503	6,260	13,753	12,762
Add: interest expense	11	11	11	21	22	33
Less: interest and other income	(226)	(610)	(957)	(2,062)	(836)	(3,019)
Plus income tax (benefit) expense	171	320	(25)	(183)	492	(208)

EBITDA	1,323	61,944	(9,799)	(14,406)	63,267	(24,205)
Add: provision for litigation	—	(65,645)	6,743	7,134	(65,645)	13,878
Add: share-based compensation	4,281	4,487	4,285	3,960	8,768	8,245
Add: litigation defense expenses	367	3,945	2,667	5,366	4,312	8,033

EBITDA adjusted for share-based compensation, litigation and damage costs	$5,971	$4,731	$3,896	$2,054	$10,702	$5,951

Conference Call

At approximately 4:30 p.m. EDT (1:30 p.m. PDT) today, management will host a quarterly conference call for investors. Access to the call will be provided by both telephone dial-in and via live Internet broadcast.

To access this conference call by telephone dial 1-866-713-8564 within the United States or 1-617-597-5312 outside of the U.S. using passcode 69016158. To access the live Internet broadcast, visit http://www.llnw.com. A replay of the call will also be available from http://www.llnw.com for one week following the conclusion of the event.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company’s revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements and litigation and related expenses. Forward-looking statements are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company’s Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

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About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq: LLNW) is trusted by the world’s most innovative enterprise, entertainment, technology, and software brands to improve the performance and profitability of web sites and end-user experiences. Our scalable, on-demand managed infrastructure solutions provide global reach and consistently high availability, by routing traffic over a private fiber-optic backbone rather than through the often-congested, unpredictable public Internet. For more information, visit our web site (http://www.limelightnetworks.com), read our blog (http://blog.llnw.com), or follow @llnw (http://www.twitter.com/llnw) on Twitter.

Copyright (C) 2009 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners

CONTACT: Paul Alfieri of Limelight Networks, Inc., +1-917-297-4241, palfieri@llnw.com